October 20, 2015
KEY FACTS – Third Quarter 2015
Delivering for Shareholders

Total Shareholder Return	2013	2014	YTD 9/30/15
BNY Mellon	38.6%	18.3%	(2.3)%
11-Member Peer Group Median (a)	38.9%	13.8%	(7.1)%
S&P 500 Financials	35.6%	15.2%	(7.1)%
S&P 500 Index	32.4%	13.7%	(5.3)%

Strategic Priorities to Drive Growth
Driving Revenue Growth	• Delivered total revenue growth year-over-year, as adjusted (b) • Continued growth in Global Collateral and Clearing Services
Business Improvement Process	• Continued expense control • Positive results reflect benefits in areas where we have been investing in enhanced capabilities for our clients • Sold Meriten investment manager
Being a Strong, Safe, Trusted Counterparty	• Strong liquidity and capital positions
Generating Excess Capital and Deploying Capital Effectively	• Executing on capital plan and returning value to shareholders o More than $875MM returned in common share repurchases and dividends in 3Q15
Attracting and Retaining Top Talent	• Further improving expertise in Investment Services and Client Technology Solutions

Positive Growth Trends

•	Total revenue in 3Q15 increased 1% year-over-year, as adjusted (b)

•	Stable fee income trends despite challenging revenue environment

◦	Investment Services fees increased 2% year-over-year

◦	Investment Management and performance fees decreased 6% year-over-year, or 2% on a constant currency basis, as adjusted (b)

•	Combination of Investment Management and Investment Services positions us well for future growth
Expense Control and Significant Positive Operating Leverage

•	Continued progress on expense control in 3Q15

◦	Expenses in 3Q15 decreased 3% year-over-year, as adjusted (b)

•	Generated more than 370 basis points of positive operating leverage, as adjusted (b)
Stable AUM and AUC/A (c)

•	AUM was unchanged in 3Q15 versus 3Q14

◦	$5 billion of net long-term AUM outflows in 3Q15

•	AUC/A increased 1% in 3Q15 versus 3Q14

◦	$84 billion of estimated new business wins in 3Q15

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Managing Technology as a Strategic Asset

•	Optimizing our infrastructure to create efficiencies and cost savings

•	Insourcing application development to retain talent and expertise

•	Shifting our investments from tactical to strategic, enhancing client experience

•	Digitizing BNY Mellon: BNY Mellon Extreme Platform (BXP); Digital Pulse

•	Extending technology solutions leadership: Eagle, Albridge, HedgeMark, NetX360

•	Deploying NEXEN: Our next generation, intelligent and secure, open-architecture platform
Initiatives to Streamline Organization and Drive Growth

Revenue initiatives	Expense Initiatives
o Created new Client Pricing Strategy group to develop, analyze and measure service delivery costs to better align costs with client pricing	o Implemented automated process to measure market data usage to identify opportunities to reduce the number of pricing feeds and terminals
o Significant strategic partnerships in Asset Servicing	o Realigned U.K.Transfer Agency operating model
o Extending private banking solutions to Pershing clients	o Exited separately managed accounts solutions business in Asia
o Created direct lending capability through investment management	o Sold One Wall Street Headquarters and rationalizing other locations across real estate footprint

•	Numerous ongoing initiatives focused on: Portfolio Review; Operations and Technology Enhancements; Real Estate & Procurement; and Process Improvement
Continued Capital Generation and Returning Value to Shareholders

•	Capital generation and strong liquidity position

•	Estimated common equity tier 1 ratio, fully phased-in (Non-GAAP) under the Advanced Approach of 9.3% (b)

•	Compliant with estimated U.S. LCR[1]: >100% (current requirement is 80%)

•	2015 Capital Plan[2]: repurchase up to $3.1 billion in common stock and maintain strong dividend payout ratio

◦	Repurchased 15.8 million common shares for $690 million in 3Q15

•	Delivered return on tangible common equity of 21% in 3Q15 (b)

•	Post financial crisis, our capital generation enabled us to more than double tangible capital
Financial Goals3 — Operating Basis: 2015 through 2017

	Flat	Normalizing
Revenue Growth[4]	3.5 - 4.5%	6 - 8%
EPS Growth[4]	7 - 9%	12 - 15%
Return on Tangible Common Equity	17 - 19%	20 - 22%
Assumptions	• NIM: 95 - 100 bps • Operating margin: 28 - 30% • Environment: no deterioration in volatility, volume, short-term interest rates	• NIM: 125 - 150 bps • Operating margin: 30 - 32%
100% payout ratio Execution on expense and revenue initiatives Equity market, +5% p.a. Reasonable regulatory outcomes Deposits, money market balances and fee waivers recovery as modeled

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AUM = Assets Under Management; AUC/A = Assets Under Custody/Administration

(a)	For information about our 11-Member Peer Group, see page 46 of our Proxy Statement dated
March 13, 2015.

(b)
This fact sheet includes Non-GAAP measures. These measures are used by management to monitor financial performance and capital adequacy and BNY Mellon believes they are useful to investors in analyzing financial results and trends of ongoing operations because they permit a focus on period-to-period comparisons, which relate to the ability of BNY Mellon to enhance revenue and limit expenses in circumstances where such matters are within BNY Mellon's control.  For a reconciliation of these measures and further information, see “Supplemental information – Explanation of GAAP and Non-GAAP Financial Measures” in BNY Mellon’s Quarterly Earnings Release dated October 20, 2015, filed as an exhibit to the Current Report on Form 8-K to which this fact sheet is furnished as an exhibit.

(c)	Preliminary.

1 Estimated U.S. Liquidity Coverage Ratio (LCR) is compliant with the fully-phased in requirements as of September 30, 2015 based on our current understanding of the U.S. LCR rules.
2 The 2015 Capital Plan covers five fiscal quarters and includes $700MM of the common stock repurchases, contingent on the prior issuance of $1B of qualifying preferred stock, and a quarterly common dividend of $0.17 cents per common share. On April 28, 2015, the Company completed a $1B preferred stock offering.

3	Additional information regarding Financial Goals is available in the company’s 2014 Investor Day presentation available at www.bnymellon.com/investorrelations.
4 Represents compound annual growth rates (CAGR).
NOTE: Normalizing environment represents market consensus on rates; Flat environment assumes no rate increase from present. Financial projections are reflected on a non-GAAP basis - excludes merger and integration, restructuring and litigation expenses, and other non-recurring items. Additional disclosure regarding non-GAAP measures is available in the Corporation’s reports filed with the SEC, available at www.bnymellon.com/investorrelations. Actual results may vary materially.
This fact sheet may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including our estimated capital ratios, preliminary business metrics and our strategic priorities, technology, streamlining initiatives, capital plans and financial goals. These statements, which may be expressed in a variety of ways, include the use of future or present tense language. These statements and other forward-looking statements contained in other public disclosures of BNY Mellon, are based upon current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond BNY Mellon’s control). Factors that could cause BNY Mellon’s results to differ materially from those described in the forward-looking statements can be found in the risk factors set forth in BNY Mellon’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 and its other filings with the Securities and Exchange Commission. All forward-looking statements in this fact sheet speak only as of October 20, 2015 and BNY Mellon undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.
Additional information about BNY Mellon is available in our annual report on Form 10-K, proxy statement, quarterly reports on Form 10-Q and our current reports on Form 8-K filed with the SEC, available at www.sec.gov.

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